                                                                    EXHIBIT 10.9

                                    Schedule

                  Information on two substantially identical
                             Hotel Lease Agreements

              (Documents are identical, except as set forth below,
                    to the document included as Exhibit 10.5)

                                     TABLE A
             Hotels, Lessors, Document Titles and Commencement Dates

                                                                                   Commencement
Hotel Subject to Lease    Hotel Owner / Lessor         Document Title                  Date
----------------------    -------------------------    ---------------------    -----------------

Homewood Suites(R)        Apple Suites - MO, LLC       Amended and Restated     December 28, 2001
Chesterfield (MO)                                      Hotel Lease Agreement

Homewood Suites(R)        Apple Suites SPE IV, Inc.    Amended and Restated      August 15, 2001
Dulles - Herndon (VA)                                  Hotel Lease Agreement

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                                     TABLE B
        Suite Revenue Breakpoints for Hotel Identified Immediately Below

Homewood Suites(R) St. Louis
Chesterfield, Missouri

----------------------------------------------------------------------------------
   Quarters             2001        2002         2003         2004         2005
-------------------   --------   ----------   ----------   ----------   ----------
1st Quarter           $     --   $  504,245   $  519,373   $  534,954   $  551,003

2nd Quarter           $ 38,422   $1,008,491   $1,038,746   $1,069,908   $1,102,005

3rd Quarter           $274,077   $1,512,736   $1,558,118   $1,604,862   $1,653,008

4th Quarter           $509,733   $2,016,982   $2,077,491   $2,139,816   $2,204,010
----------------------------------------------------------------------------------

------------------------------------------------------------------------------------
   Quarters              2006         2007         2008         2009         2010
-------------------   ----------   ----------   ----------   ----------   ----------
1st Quarter           $  567,533   $  584,559   $  602,095   $  620,158   $  638,763

2nd Quarter           $1,135,065   $1,169,117   $1,204,191   $1,240,316   $1,277,526

3rd Quarter           $1,702,598   $1,753,676   $1,806,286   $1,860,475   $1,916,289

4th Quarter           $2,270,131   $2,338,234   $2,408,381   $2,480,633   $2,555,052
------------------------------------------------------------------------------------

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                                     TABLE C
        Suite Revenue Breakpoints for Hotel Identified Immediately Below

Homewood Suites(R) Dulles
Herndon, Virginia

---------------------------------------------------------------------------------------------------------------------------------
   Quarters             2001        2002      2003       2004       2005       2006       2007       2008       2009       2010
-------------------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
1st Quarter           $     --   $ 67,402   $ 69,424   $ 71,507   $ 73,652   $ 75,861   $ 78,137   $ 80,481   $ 82,896   $ 85,383

2nd Quarter           $  4,267   $134,804   $138,848   $143,013   $147,303   $151,723   $156,274   $160,962   $165,791   $170,765

3rd Quarter           $ 82,783   $202,205   $208,271   $214,520   $220,955   $227,584   $234,411   $241,444   $248,687   $256,148

4th Quarter           $161,298   $269,607   $277,695   $286,026   $294,607   $303,445   $312,549   $321,925   $331,583   $341,530
---------------------------------------------------------------------------------------------------------------------------------